Exhibit 99.1

Adagio Medical Announces the Closing of the Business Combination with ARYA IV, Creating a Publicly Traded Company Focused on the Innovative Technologies for Treatment of Cardiac Arrhythmias

●	Business combination transaction with ARYA Sciences Acquisition Corp IV, a special purpose acquisition company sponsored by an affiliate of Perceptive Advisors, closed on July 31, 2024
●	Publicly traded company renamed Adagio Medical Holdings, Inc., with Adagio Medical as an operating subsidiary
●	Common stock expected to commence trading under ticker symbol “ADGM” on the Nasdaq Capital Market on August 1, 2024

LAGUNA HILLS, CA & NEW YORK, NY, July 31, 2024 – Adagio Medical, Inc. (“Adagio Medical”), a leading innovator in catheter ablation technologies for treatment of cardiac arrhythmias, announced today the completion of its business combination with ARYA Sciences Acquisition Corp IV (Nasdaq: ARYD; or “ARYA IV”), a special purpose acquisition company sponsored by an affiliate of Perceptive Advisors, LLC (“Perceptive Advisors”). Upon closing the transaction, the shares of common stock of the combined company, Adagio Medical Holdings, Inc., are expected to commence trading under the ticker symbol “ADGM” on the Nasdaq Capital Market on August 1, 2024, with Adagio Medical operating under its current management team as a subsidiary of the combined company.

The business combination was approved by the requisite number of ARYA IV’s shareholders on July 26, 2024. The transaction had been previously approved by the requisite number of Adagio Medical’s stockholders. In connection with the business combination, the combined company raised financing valued at approximately $84.2 million, which consisted of funds held in ARYA IV’s trust account, a concurrent equity and warrant private placement (including $29.5 million of bridge financing used by Adagio Medical prior to closing and funds from ARYA IV’s trust account not redeemed) led by, among others, affiliates of Perceptive Advisors, RA Capital Management and RTW Investments, and a concurrent convertible security financing (including $7 million of bridge financing used by Adagio Medical prior to closing) led by, among others, an institutional investor and an affiliate of Perceptive Advisors.

“Adagio Medical was founded in 2011 with the vision to improve ablation outcomes in patients with complex cardiac arrhythmias,” said Olav Bergheim, Chief Executive Officer of Adagio Medical and Adagio Medical Holdings, Inc. “Today’s transaction starts a new chapter in this journey. Our principal focus will be on commercialization of the vCLAS™ ultra-low temperature cryoablation (ULTC) catheter for treatment of ventricular tachycardia (VT) which we launched in Europe in Q2 this year, and on the execution of FULCRUM-VT Pivotal IDE trial which was recently approved by the U.S. Food and Drug Administration. We are grateful to all participants in this business combination for sharing our vision and for their trust in our technology and our team.”

“We are excited to partner with Adagio Medical to support the development of its innovative ablation technologies for the treatment of ventricular tachycardia and other cardiac arrhythmias,” said Adam Stone, Chief Investment Officer of Perceptive Advisors and CEO of ARYA IV. “We believe that their ability to create deep and durable cardiac lesions is poised to result in enhanced effectiveness and outcomes, as exemplified by the promising data from its European and Canadian CRYOCURE-VT trial, in a patient population that is underserved, and look forward to working with the Adagio Medical team as they advance their technology.”

Note Regarding Summary of Transaction

The description of the business combination of Adagio Medical and ARYA IV (the “Business Combination”) contained herein is only a high-level summary and is qualified in its entirety by reference to the underlying documents filed with the U.S. Securities and Exchange Commission (“SEC”). A more detailed description of the terms of the transaction has been provided in a registration statement on Form S-4 filed with the SEC by Adagio Medical Holdings, Inc. (“New Adagio”), which the SEC declared effective on July 12, 2024 and contains a definitive proxy/final prospectus relating to the transaction.

Advisors

Stifel, Nicolaus & Company, Incorporated (“Stifel”) acted as financial advisor to Adagio Medical. Jefferies LLC (“Jefferies”) acted as financial and capital markets advisor to ARYA IV, as well as sole private placement agent. Chardan Capital Markets, LLC (“Chardan”) acted as sole placement agent for the convertible debt and as capital markets advisor to ARYA IV. Reed Smith LLP acted as legal counsel to Adagio Medical. Kirkland & Ellis LLP acted as legal counsel to ARYA IV. White & Case LLP acted as legal counsel to Jefferies, Stifel and Chardan.

About Adagio Medical

Adagio Medical is a developmental stage medical device company located in Laguna Hills, California and focuses on developing innovative cryoablation technologies that create contiguous, transmural lesions to treat cardiac arrhythmias, including paroxysmal and persistent atrial fibrillation, atrial flutter, and ventricular tachycardia.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Special Note Regarding Forward-Looking Statements

Certain statements in this press release (this “Press Release”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of ARYA IV, Adagio Medical or New Adagio. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the estimated or anticipated future results and benefits of the combined company following the Business Combination, including future opportunities for the combined company, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of Adagio Medical or New Adagio and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Adagio Medical and its management and New Adagio and its management, as the case may be, are inherently uncertain. Each of Adagio Medical and New Adagio cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There are risks and uncertainties described in the definitive proxy/final prospectus relating to the Business Combination, which has been filed by New Adagio with the SEC, and described in other documents filed by ARYA IV or New Adagio from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA IV nor New Adagio can assure you that the forward-looking statements in this communication will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against Adagio Medical, New Adagio or others; (2) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (3) the risk that the Business Combination disrupts current plans and operations of Adagio Medical or New Adagio as a result of the announcement and consummation of the Business Combination; (4) Adagio Medical’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (5) New Adagio’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that were issued in connection with the closing of the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Adagio to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the Business Combination; (8) risks associated with changes in applicable laws or regulations and Adagio Medical’s or New Adagio’s international operations and operations in a regulated industry; (9) the possibility that Adagio Medical or New Adagio may be adversely affected by other economic, business, and/or competitive factors; (10) Adagio Medical’s or New Adagio’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (11) the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in other documents to be filed with the SEC by New Adagio. The foregoing list of factors is not exhaustive. There may be additional risks that Adagio Medical or New Adagio does not presently know or that Adagio Medical or New Adagio currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Adagio Medical and New Adagio. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Adagio Medical, New Adagio or ARYA IV.

Nothing in this Press Release should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Press Release. Subsequent events and developments may cause those views to change. Neither ARYA IV, Adagio Medical nor New Adagio undertake any duty to update these forward-looking statements.

Media Contact
Ilya Grigorov
Vice President, Global Marketing and Product Management of Adagio Medical, Inc.
igrigorov@adagiomedical.com

Investor Contact
IR@adagiomedical.com